SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest of Event Reported): April 8, 1998

                                  SYNETIC, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                          0-17822                   22-2975182
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

  669 River Drive, River Drive Center II,
             Elmwood Park, NJ                                    07407
 (Address of principal executive offices)                      (Zip Code)

Registrants telephone number, including area code:   (201) 703-3400

                                              Exhibit Index on Page 3


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                                        2

Item 5.  Other Events.

                  On April 8, 1998, Synetic, Inc., a Delaware corporation (the "Company"), filed an Amended and Restated Certificate of Incorporation as a result of the affirmative vote of stockholders at the Annual Meeting of Stockholders of the Company held on March 25, 1998 approving certain amendments to the Company's certificate of incorporation. A copy of the Amended and Restated Certificate of Incorporation is attached as an exhibit hereto.

                  In connection with such amendments, the Company has also made certain changes to its By-Laws, and a copy of those amended By-Laws is also attached as an exhibit hereto.


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                                  EXHIBIT INDEX

Exhibit
   No.             Description
-------            ------------

   3.1           Amended and Restated Certificate of Incorporation
                  of Synetic, Inc.
   3.2           By-Laws of Synetic, Inc.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SYNETIC, INC.

Date:    April 8, 1998               By:  /s/ Charles A. Mele
                                     ------------------------------------------
                                     Name:     Charles A. Mele
                                     Title:    Vice President and
                                               General Counsel